Exhibit 99.1

DANAHER CORPORATION ANNOUNCES CEO TRANSITION
RAINER M. BLAIR TO SUCCEED THOMAS P. JOYCE, JR. AS PRESIDENT AND CEO IN SEPTEMBER 2020
Washington, D.C., May 6, 2020 - Danaher Corporation (NYSE: DHR) (“Danaher” or “the Company”) today announced that Executive Vice President, Rainer M. Blair, will succeed Thomas P. Joyce Jr. as President and Chief Executive Officer and as a member of the Company’s Board of Directors, upon Mr. Joyce’s retirement from such positions on September 1, 2020. Mr. Joyce will continue as a senior advisor at Danaher through February 28, 2021.
Steven M. Rales, Chairman of the Danaher Board of Directors, stated, “This announced transition comes at a time when Danaher has never been stronger or better positioned to compete given our attractive portfolio of businesses, seasoned leadership team, and Danaher Business System culture. The selection of Rainer to succeed Tom reflects the culmination of our ongoing succession planning process. Rainer has a demonstrated track record of respected leadership and success over the past decade at Danaher and is the ideal candidate to lead the Company going forward.”
Mr. Rales continued, “Tom’s leadership during the last six years as CEO has been extraordinary. During his tenure, Danaher delivered shareholder returns three times that of the S&P500 Index. He has been instrumental in significantly enhancing the portfolio, overseeing the strategic acquisitions of Pall, Cepheid, IDT, and most recently Cytiva, while also leading the creation of Fortive and Envista as stand-alone, publicly traded companies. In addition, Tom has played a central role in leading new initiatives focused on our associates, including articulating our Shared Purpose, Helping Realize Life’s Potential, and elevating the strategic importance of associate engagement, diversity and inclusion, and sustainability for our Company.”
Mr. Joyce began his career at Danaher in 1989 and has been President and Chief Executive Officer since September 2014. He said, “It has been a privilege to spend the majority of my career at Danaher, including the last six years as President and CEO. Rainer and I have worked together for more than a decade and he is the right person to lead us into the future. He is a highly respected leader within Danaher, with a wealth of experience and knowledge about our businesses and customers. He also shares my passion for the Danaher Business System, our culture, and our core values.”
Mr. Joyce continued, “Under Rainer’s leadership, our Life Sciences platform annual revenues have increased from $2.4 billion in 2015 to approximately $10 billion today. He has also enhanced the platform’s growth and margin profile while helping lead the diligence and integration of a number of acquisitions, including Sciex, Pall, IDT, Phenomenex, and Cytiva. With the support of our senior leadership team and Board, I am confident that Rainer is well-prepared to execute our strategic priorities and create significant long-term value for shareholders.”
Mr. Blair joined Danaher in 2010 as President of North America & Europe for Videojet and was promoted to President of SCIEX in 2011. In 2014, Mr. Blair was promoted to Group Executive and in 2017 Executive Vice President, with overall responsibility for Danaher’s Life Sciences platform.
“I am deeply honored and humbled that the Board has selected me to succeed Tom as Danaher’s President and CEO,” said Mr. Blair. “Throughout Danaher’s history we have focused on exceeding the expectations of our shareholders, customers and associates globally. I will work tirelessly to build on this strong foundation, and our stakeholders should expect continuity and consistency going forward. I believe that through the combination of our strong portfolio, experienced management team, and the power of the Danaher Business System we have a bright future ahead.”
ABOUT DANAHER
Danaher is a global science and technology innovator committed to helping its customers solve complex challenges and improving quality of life around the world. Its family of world class brands has leadership positions in the demanding and attractive health care, environmental and applied end-markets. With more than 20 operating companies, Danaher’s globally diverse team of approximately 67,000 associates is united by a common culture and operating system, the Danaher Business System, and its Shared Purpose, Helping Realize Life’s Potential. For more information, please visit www.danaher.com.
FORWARD LOOKING STATEMENTS
Statements in this release that are not strictly historical, including statements regarding the anticipated leadership transition and the timing thereof, the Company’s positioning and prospects under the new leadership and any other statements regarding events or developments that we believe or anticipate will or may occur in the future are "forward-looking" statements within the meaning of the federal securities laws. There are a number of important factors that could cause actual results, developments and business decisions to differ materially from those suggested or indicated by such forward-looking statements and you should not place undue reliance on any such forward-looking statements. These factors include, among other things, the highly uncertain and unpredictable severity, magnitude and duration of the COVID-19 pandemic (and the related governmental, business and community responses thereto) on our business, results of operations and financial condition, Danaher's ability to successfully integrate the operations and employees of the Biopharma business Danaher recently acquired from General Electric Company (now known as Cytiva) with Danaher's existing business, the ability to realize anticipated financial, tax and operational synergies and benefits from such acquisition, Cytiva's performance and maintenance of important business relationships, the impact of our debt obligations (including the debt incurred to finance the acquisition of Cytiva) on our operations and liquidity, deterioration of or instability in the economy, the markets we serve and the financial markets (including as a result of the COVID-19 pandemic), developments and uncertainties in U.S. policy stemming from the U.S. administration, such as changes in U.S. trade and tariff policies and the reaction of other countries thereto, contractions or growth rates and cyclicality of markets we serve, competition, our ability to develop and successfully market new products and technologies and expand into new markets, the potential for improper conduct by our employees, agents or business partners, our compliance with applicable laws and regulations (including regulations relating to medical devices and the health care industry), the results of our clinical trials and perceptions thereof, our ability to effectively address cost reductions and other changes in the health care industry, our ability to successfully identify and consummate appropriate acquisitions and strategic investments and successfully complete divestitures and other dispositions, our ability to integrate the businesses we acquire and achieve the anticipated benefits of such acquisitions, contingent liabilities relating to acquisitions, investments and divestitures (including tax-related and other contingent liabilities relating to past and future IPOs, split-offs or spin-offs), security breaches or other disruptions of our information technology systems or violations of data privacy laws, the impact of our restructuring activities on our ability to grow, risks relating to potential impairment of goodwill and other intangible assets, currency exchange rates, tax audits and changes in our tax rate and income tax liabilities, changes in tax laws applicable to multinational companies, litigation and other contingent liabilities including intellectual property and environmental, health and safety matters, the rights of the United States government to use, disclose and license certain intellectual property we license if we fail to commercialize it, risks relating to product, service or software defects, product liability and recalls, risks relating to product manufacturing, our relationships with and the performance of our channel partners, uncertainties relating to collaboration arrangements with third-parties, commodity costs and surcharges, our ability to adjust purchases and manufacturing capacity to reflect market conditions, reliance on sole sources of supply, the impact of deregulation on demand for our products and services, labor matters, international economic, political, legal, compliance and business factors (including the impact of the United Kingdom's separation from the EU and uncertainty relating to the terms of such separation), disruptions relating to man-made and natural disasters (including pandemics such as COVID-19) and pension plan costs. Additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements is available in our SEC filings, including our 2019 Annual Report on Form 10-K, our Quarterly Report on Form 10-Q for the first quarter of 2020 and our Prospectus Supplement filed with the SEC on April 6, 2020 pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended. These forward-looking statements speak only as of the date of this release and except to the extent required by applicable law, the Company does not assume any obligation to update or revise any forward-looking statement, whether as a result of new information, future events and developments or otherwise.
CONTACT
Matthew E. Gugino
Vice President, Investor Relations
Danaher Corporation
2200 Pennsylvania Avenue, N.W., Suite 800W
Washington, D.C. 20037
Telephone: (202) 828-0850
Fax: (202) 828-0860